ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2013
ACCRUED LIABILITIES [Abstract]
ACCRUED LIABILITIES
14.      ACCRUED LIABILITIES
All figures in USD '000	2013	2012
Accrued Interest	1,600	1,730
Accrued Expenses	4,967	8,613
Total as of December 31,	6,567	10,343

The decrease of accrued expenses as of December 31, 2013 to $5.0 million from $8.6 million as of December 31, 2012, is related to unpaid drydocking costs of $1.1 million that were capitalized in 2013, but are due for payment in 2014, compared to $4.0 million related to unpaid drydocking costs that were capitalized in 2012, but due for payment in 2013.